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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6361


                 Van Kampen California Quality Municipal Trust
---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)



                                 Ronald Robison
             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:   212-762-4000

Date of fiscal year end:   10/31

Date of reporting period:  4/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Quality Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

CALIFORNIA QUALITY MUNICIPAL TRUST
SYMBOL: VQC
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (09/27/91)     7.87%          6.96%

10-year                        7.75           7.18

5-year                         6.01           3.83

1-year                         1.99          -5.38

6-month                        0.75          -5.36
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen California Quality Municipal Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout most of the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

California remained in the municipal spotlight during the period, with many investors anxiously awaiting the result of the March 2 referendum on Propositions 57 and 58. These two measures, which voters ultimately approved, gave the green light to approximately $15 billion of economic-improvement bonds that will begin to come to the market in early June. The passage of these measures led the major ratings agencies to increase their outlooks (though not their ratings) for the beleaguered state's bonds, with S&P shifting from stable to positive and Moody's shifting from negative to stable. This surge in issuance will at least partially offset the surprising decline in new debt in the first quarter of 2004, which was one third lower than the first quarter of last year. The majority of debt issued by the state for the entire six-month period offered credit enhancements, with fully two thirds of debt coming to market with credit insurance.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market-price basis, the trust underperformed its benchmark, the Lehman Brothers California Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. As yields rose during the period, the prices of bonds declined. The trust's use of leverage magnified this negative movement, leading to a slightly lower total return at NAV than that of its benchmark, which is not leveraged.

Our analysis of the macroeconomic environment, coupled with the levels of interest rates near multi-decade lows, led us to believe that interest rates were more likely to rise than to fall further. As a result, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark in order to limit the potentially damaging impact of any increase in interest rates. This

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

----------------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS CALIFORNIA
        NAV      MARKET PRICE      MUNICIPAL BOND INDEX

       0.75%        -5.36%                1.53%
----------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

approach hampered the trust's returns for much of the period as interest rates fell; however, it helped buoy returns when interest rates soared in the final weeks of the period.

The trust's performance was also modestly hampered by its bias, relative to the benchmark, toward high-quality securities. Municipal bond investors during the period responded to the improving economy by reducing the yield spreads between higher- and lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed. The portfolio had 70 percent exposure to bonds rated AA/Aa or higher at the end of the period.

We adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 18- to 22-year segment of the curve. Many of the securities we identified had the added appeal of premium coupons and 10-year call dates, which served to add income to the portfolio while limiting its interest-rate exposure.

Our trading activity during the period was below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of the sale of prerefunded bonds. In other cases we sold bonds that met their performance objectives. We reinvested this cash into securities that we believed had more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across most major municipal bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. Our strategy during the period emphasized bonds tied to essential services, and de-emphasized housing and health-care bonds. The three

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Tax District                  19.6%         AAA/Aaa                       67.6%
General Purpose               13.5          AA/Aa                          2.7
Public Building               12.0          A/A                            4.7
Water & Sewer                 11.6          BBB/Baa                       12.6
Public Education               7.9          Non-Rated                     12.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

largest sector exposures at the end of the period were tax districts, general purpose and public building.

As mentioned above, the portfolio's below-market duration served it well in the final weeks of the period, when interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  148.2%
          CALIFORNIA  144.8%
$1,390    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............   5.875%   12/01/19   $  1,549,238
   500    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............   6.000    12/01/29        549,205
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty
          Insd)...........................................   6.400    08/15/30      1,112,040
 1,000    Bakersfield, CA Ctf Part Convention Ctr
          Expansion Proj (MBIA Insd)......................   5.875    04/01/22      1,081,560
 1,790    Banning, CA Cmnty Redev Agy Tax Alloc Merged
          Downtown Proj (Radian Insd).....................   5.000    08/01/23      1,737,106
 1,000    Benicia, CA Uni Sch Dist Ser B (MBIA Insd)......    *       08/01/18        479,100
 1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg......................................   7.500    05/01/23      1,696,038
 1,055    Borrego, CA Wtr Dist Ctf Part Wtr Sys
          Acquisition.....................................   7.000    04/01/27      1,104,743
 1,000    California Edl Fac Auth Rev Pooled College &
          Univ Ser B......................................   6.625    06/01/20      1,085,420
 1,670    California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd).........................   6.000    03/01/16      1,763,487
 2,500    California Hlth Fac Fin Auth Rev Cedars Sinai
          Med Ctr Ser A...................................   6.125    12/01/19      2,689,225
 2,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdgs First Lien Ser A (FGIC Insd)....   5.000    07/01/29      2,002,040
 6,200    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMT) (AMBAC Insd)..........   6.000    07/01/27      6,234,906
   420    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Pgm Ser B (AMT) (GNMA Collateralized)...   6.250    12/01/31        436,040
    90    California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (AMT) (GNMA Collateralized).......   7.800    02/01/28         95,416
 1,060    California Spl Dist Assn Fin Corp Ctf Part Spl
          Dist Fin Pgm Ser KK (FSA Insd)..................   5.800    11/01/29      1,138,779
 2,500    California St (AMBAC Insd)......................   5.000    02/01/18      2,590,625
 1,850    California St (AMBAC Insd)......................   5.000    02/01/19      1,906,758
 1,000    California St (CIFG Insd).......................   5.000    10/01/22      1,013,330
 2,655    California St Cpn Muni Rcpts....................    *       03/01/08      2,332,205
 2,655    California St Cpn Muni Rcpts....................    *       09/01/09      2,156,895
 2,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)...........................................   5.500    05/01/16      2,182,960
 9,600    California St Prin Muni Rcpts (XLCA Insd).......    *       09/01/09      8,014,368
 4,000    California St Pub Wks Brd Lease Rev Dept
          Corrections Ser E Rfdg (XLCA Insd)..............   5.000    06/01/18      4,149,080
 1,000    California St Pub Wks Brd Lease Rev Dept Hlth
          Svcs Ser A (MBIA Insd)..........................   5.750    11/01/24      1,067,250
 2,340    California St Rfdg (FGIC Insd)..................   5.000    02/01/23      2,352,098

 6                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,500    California St Univ Fresno Assn Sr Aux
          Organization Event Ctr..........................   6.000%   07/01/26   $  1,523,235
 2,000    California St Vet Bd Ser BH (AMT) (FSA Insd)....   5.400    12/01/16      2,082,040
   960    California St Vet Ser BJ (AMT)..................   5.700    12/01/32        968,506
 2,000    California Statewide Cmntys Dev Auth Ctf Part
          (Acquired 11/23/99, Cost $2,000,000) (a)........   7.250    11/01/29      2,050,440
 1,325    California Statewide Cmntys Dev Auth Wtr &
          Wastewtr Rev Pooled Fin Pgm Ser B (FSA Insd)....   5.250    10/01/23      1,379,391
 1,280    California Statewide Cmntys Dev Auth Wtr Rev
          Pooled Fin Pgm Ser C (FSA Insd).................   5.250    10/01/28      1,310,029
 2,000    Campbell, CA Redev Agy Tax Alloc Ctr Campbell
          Redev Proj Ser A................................   6.550    10/01/32      2,136,200
 1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd).....    *       08/01/24        535,218
 1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC Insd).....    *       08/01/25        523,823
   240    Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1............................................   7.375    09/02/22        243,912
 2,000    Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA
          Insd)...........................................   5.000    10/01/23      2,038,160
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd)...............................    *       08/01/27        296,672
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd)...............................    *       08/01/28        279,268
 2,430    Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................   8.625    09/01/24      2,783,541
 1,000    Coachella, CA Redev Agy Tax Alloc Proj Area No 3
          Rfdg............................................   5.875    12/01/28      1,003,180
 1,000    Colton, CA Redev Agy Tax Alloc Mt Vernon
          Corridor Redev Proj.............................   6.300    09/01/36      1,046,750
   620    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A................................   6.500    09/01/15        656,648
 1,000    Duarte, CA Redev Agy Tax Alloc Davis Addition
          Proj Area Rfdg..................................   6.700    09/01/14      1,072,190
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)...........................................   5.000    06/01/21      1,023,000
 2,445    East Bay, CA Muni Util Dist Wtr Sys Rev Sub.....   5.250    06/01/19      2,563,925
 1,220    Emeryville, CA Pub Fin Auth Rev Assmt Dist
          Refin...........................................   5.900    09/02/21      1,239,520
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty
          Fac Dist No 5 New Sch (FSA Insd)................   5.375    08/15/29      1,026,900
 2,155    Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr
          Svc A (MBIA Insd)...............................   5.000    09/01/33      2,136,833
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................   5.250    12/01/19      1,056,410
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................    *       01/15/26      4,082,850
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................    *       01/15/30        843,920

See Notes to Financial Statements                                              7

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$2,500    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (b)........................ 0/5.875%   01/15/27   $  1,855,850
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (b)................................... 0/7.050    01/01/10      2,296,860
 1,000    Glendale, CA Uni Sch Dist Ser C (FSA Insd)......   5.500    09/01/19      1,083,080
 2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev Rfdg....   5.500    10/01/19      1,776,260
 1,000    Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.........................   6.200    10/01/25      1,025,550
 1,000    Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA
          Insd)...........................................   5.250    11/01/23      1,033,630
 1,435    Irvine, CA Pub Fac & Infrastructure Auth Assmt
          Rev Ser B (AMBAC Insd)..........................   5.000    09/02/22      1,464,331
 1,500    La Quinta, CA Redev Agy Tax Redev Proj Area No 1
          (AMBAC Insd)....................................   5.125    09/01/32      1,509,105
 3,555    Long Beach, CA Hbr Rev Ser A (AMT) (FGIC
          Insd)...........................................   5.250    05/15/18      3,668,973
 2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd)....   5.000    07/01/23      2,017,280
 5,350    Los Angeles Cnty, CA Pension Oblig Ctf Ltd Muni
          Oblig Ser A (MBIA Insd).........................   6.900    06/30/08      6,234,890
 1,200    Los Angeles Cnty, CA Sch Regionalized Business
          Svc Ctf Part Cap Apprec Pooled Fin Ser A (AMBAC
          Insd)...........................................    *       08/01/26        346,932
 2,000    Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin
          Auth Rev Bunker Hill Proj Ser A (FSA Insd)
          (c).............................................   5.000    12/01/27      1,998,540
 1,900    Los Angeles, CA Ctf Part........................   5.700    02/01/18      1,952,155
 1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
          W L. A. (AMBAC Insd)............................   6.000    11/01/19      1,134,960
 1,468    Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (AMT) (FNMA Collateralized)....   5.700    12/01/27      1,559,483
   755    Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (AMT) (GNMA Collateralized)...............   6.875    06/01/25        755,257
 1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA
          Insd)...........................................   5.375    07/01/18      1,067,250
 1,000    Los Gatos, CA Jt Uni High Sch Election of 1998
          Ser C (FSA Insd)................................   5.000    06/01/27      1,003,220
 1,190    Lynwood, CA Util Auth Enterp Rev (FSA Insd).....   5.000    06/01/25      1,195,557
 1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp
          (MBIA Insd).....................................   5.250    06/01/30      1,019,490
 3,720    Midpeninsula Regl Open Space Dist CA Fin Auth
          Rev (AMBAC Insd)................................    *       08/01/27        941,234
 1,710    Modesto, CA Irr Dist Ctf Part Cap Impts Ser A
          (FSA Insd)......................................   5.250    07/01/17      1,815,883
 2,000    Montclair, CA Redev Agy Mobile Home Pk Rev
          Hacienda Mobile Home Pk Proj....................   6.000    11/15/22      1,893,060
 1,000    Moorpark, CA Uni Sch Dist Ser A (FSA Insd)......   5.000    08/01/23      1,015,810

 8                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,110    Mountain View Los Altos, CA Uni High Sch Dist
          Cap Apprec Ser D (FSA Insd).....................    *       08/01/24   $    372,472
 2,000    Needles, CA Pub Util Auth Util Sys Acquisition
          Proj Ser A......................................   6.500%   02/01/22      2,023,720
 2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
          Energy Retrofit Proj (Prerefunded @ 11/15/06)
          (Acquired 5/24/96, Cost $1,908,220) (a).........   6.750    11/15/14      2,273,640
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctf Part
          Om-Energy Retrofit Proj (Prerefunded @ 11/15/05)
          (Acquired 1/22/02, Cost $1,075,953) (a).........   7.000    11/15/11      1,101,350
 1,180    Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Ctr West (Escrowed to Maturity).................    *       12/01/07      1,010,682
 1,040    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
          (MBIA Insd).....................................   5.000    10/01/24      1,048,788
 1,000    Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
          (MBIA Insd).....................................   5.000    10/01/31        994,780
 1,375    Pittsburg, CA Redev Agy Tax Alloc Los Medanos
          Cmnty Dev Proj (AMBAC Insd).....................    *       08/01/26        400,648
 1,000    Port Oakland, CA Rev Ser N Rfdg (AMT) (MBIA
          Insd)...........................................   5.000    11/01/22      1,005,160
   640    Port of Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A (AMT) (LOC: Industrial Bank of
          Japan)..........................................   6.800    01/01/19        642,848
 1,500    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          Ser A (MBIA Insd)...............................   5.000    06/15/33      1,487,400
 2,000    Rancho Cordova Cmnty Fac Dist CA Spl Tax No
          2003-1 Sunridge Anatolia........................   6.000    09/01/24      1,964,120
 2,540    Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan
          1984 Proj Ser A-E (MBIA Insd)...................   5.250    04/01/33      2,585,161
 1,800    Redlands, CA Redev Agy Tax Alloc Redev Proj Ser
          A Rfdg (MBIA Insd)..............................   4.750    08/01/21      1,788,354
 1,000    Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
          Redev Proj......................................   7.000    07/01/16      1,060,110
 4,000    Redwood City, CA Sch Dist (FGIC Insd)...........   5.000    07/15/23      4,062,960
 3,000    Redwood City, CA Sch Dist (FGIC Insd)...........   5.000    07/15/27      3,008,790
 1,900    Richmond, CA Rev YMCA East Bay Proj Rfdg........   7.250    06/01/17      1,933,953
 1,900    Sacramento Cnty, CA Santn Dist Fin Auth Rev Ser
          A...............................................   5.875    12/01/27      2,017,363
 2,000    Sacramento, CA City Fin Auth City Hall & Redev
          Proj Ser A (FSA Insd)...........................   5.000    12/01/28      1,992,900
 2,000    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)...........................................   5.000    12/01/33      1,986,160
 2,000    Salinas Vly, CA Solid Waste Auth Rev (AMT)
          (AMBAC Insd)....................................   5.250    08/01/31      2,017,820
 2,500    San Bernardino, CA Redev Agy Tax Alloc San
          Sevaine Redev Proj Ser A........................   7.000    09/01/24      2,618,450

See Notes to Financial Statements                                              9

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser
          B (Inverse Fltg) (Prerefunded @ 04/27/06) (MBIA
          Insd) (d).......................................  11.290%   04/08/21   $  7,260,300
 2,650    San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................   6.400    09/01/18      2,686,756
 5,000    San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)..............................   6.100    09/01/19      5,068,050
 1,000    San Diego, CA Redev Agy Centre City Redev Proj
          Ser A...........................................   6.400    09/01/25      1,046,870
 1,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser Issue 12-A (AMT) (FGIC
          Insd)...........................................   5.800    05/01/21      1,060,400
 1,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......   5.250    05/01/26      1,007,280
 4,000    San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......   5.250    05/01/31      4,017,440
 3,520    San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd)..................    *       07/01/09      2,954,758
 4,250    San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd)..................    *       07/01/12      3,001,053
 2,130    San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd)..................    *       07/01/14      1,336,618
 5,000    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd).....................   5.000    09/01/17      5,189,250
 1,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (Escrowed to Maturity) (GEMIC
          Insd)...........................................    *       04/01/16        572,460
 2,000    San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd)....................................   5.750    11/01/29      2,135,780
 1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj
          Area 3 Ser A....................................   6.750    10/01/30      1,070,420
 1,000    Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (AMT) (FNMA Collateralized)..........   5.650    11/01/21      1,012,470
 2,820    Santa Ana, CA Uni Sch Dist (MBIA Insd)..........   5.375    08/01/27      2,932,123
 5,020    Santa Margarita/Dana Point Auth CA Rev Impt
          Dists 3-3A 4-4A Ser A (AMBAC Insd) (c)..........   5.000    08/01/17      5,259,755
 1,505    Santa Margarita/Dana Point Auth CA Rev Impt
          Dists 3-3A 4-4A Ser A (AMBAC Insd) (c)..........   5.000    08/01/15      1,599,860
 1,100    Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza
          II Rfdg (Acquired 7/28/98, Cost $1,100,000)
          (a).............................................   6.000    09/01/12      1,155,352
 5,000    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................   6.750    07/01/12      5,898,300
 1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A Mello
          Roos-Weston Ranch Ser A.........................   5.800    09/01/14      1,045,360
 1,000    Stockton, CA South Stockton Cmnty Fac Dist Spl
          Tax No 90-1 Rfdg................................   6.400    09/01/15      1,033,820
 1,000    Ventura Cnty, CA Cmnty College Ser A (MBIA
          Insd)...........................................   5.500    08/01/23      1,059,010

 10                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$2,000    Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA
          Insd)...........................................   5.250%   08/15/15   $  2,137,120
 1,000    Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A (Prerefunded @ 02/01/25)......   5.875    02/01/28      1,104,820
                                                                                 ------------
                                                                                  232,130,167
                                                                                 ------------
          PUERTO RICO  1.4%
 2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA
          Insd)...........................................   5.375    07/01/17      2,189,020
                                                                                 ------------

          U. S. VIRGIN ISLANDS  2.0%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................   6.375    10/01/19      1,113,670
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................   6.500    10/01/24      1,119,980
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd)..........................   6.125    10/01/29      1,070,410
                                                                                 ------------
                                                                                    3,304,060
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  148.2%
  (Cost $221,689,774).........................................................    237,623,247
SHORT-TERM INVESTMENTS  2.8%
  (Cost $4,400,000)...........................................................      4,400,000
                                                                                 ------------

TOTAL INVESTMENTS  151.0%
  (Cost $226,089,774).........................................................    242,023,247
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.2%).................................     (6,670,228)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (46.8%)...................    (75,034,926)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $160,318,093
                                                                                 ============

See Notes to Financial Statements                                             11

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.10% of net assets applicable to common shares.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Asset Gty--Asset Guaranty Insurance Co.

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GEMIC--General Electric Mortgage Insurance Corp.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $226,089,774).......................  $242,023,247
Cash........................................................        89,995
Interest Receivable.........................................     3,039,230
Other.......................................................           921
                                                              ------------
    Total Assets............................................   245,153,393
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     9,331,290
  Investment Advisory Fee...................................       117,100
  Income Distributions--Common Shares.......................        53,677
  Other Affiliates..........................................        10,488
  Administrative Fee........................................         9,758
Trustees' Deferred Compensation and Retirement Plans........       217,796
Accrued Expenses............................................        60,265
                                                              ------------
    Total Liabilities.......................................     9,800,374
Preferred Shares (including accrued distributions)..........    75,034,926
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $160,318,093
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($160,318,093 divided by
  9,686,261 shares outstanding).............................  $      16.55
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,686,261 shares issued and
  outstanding)..............................................  $     96,863
Paid in Surplus.............................................   143,486,280
Net Unrealized Appreciation.................................    15,933,473
Accumulated Undistributed Net Investment Income.............     1,313,345
Accumulated Net Realized Loss...............................      (511,868)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $160,318,093
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $235,318,093
                                                              ============

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,730,839
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      720,979
Preferred Share Maintenance.................................       94,460
Administrative Fee..........................................       60,082
Trustees' Fees and Related Expenses.........................       46,466
Legal.......................................................       15,009
Custody.....................................................        7,824
Other.......................................................       87,458
                                                              -----------
    Total Expenses..........................................    1,032,278
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,698,561
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,896,137
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   21,978,363
  End of the Period.........................................   15,933,473
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,044,890)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,148,753)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (355,551)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 1,194,257
                                                              ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2004    OCTOBER 31, 2003
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  5,698,561       $ 11,276,591
Net Realized Gain/Loss...................................       1,896,137         (2,430,047)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................      (6,044,890)         2,146,996
Distributions to Preferred Shareholders:
  Net Investment Income..................................        (355,551)          (688,320)
  Net Realized Gain......................................             -0-           (155,754)
                                                             ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................       1,194,257         10,149,466

Distributions to Common Shareholders:
  Net Investment Income..................................      (5,258,838)       (10,980,028)
  Net Realized Gain......................................             -0-         (2,305,393)
                                                             ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................      (4,064,581)        (3,135,955)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................          56,158                -0-
                                                             ------------       ------------
TOTAL DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES.................................................      (4,008,423)        (3,135,955)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     164,326,516        167,462,471
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,313,345 and $1,229,173
  respectively)..........................................    $160,318,093       $164,326,516
                                                             ============       ============

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                  SIX MONTHS
                                                    ENDED
                                                  APRIL 30,     ------------------------------
                                                     2004        2003      2002 (a)     2001
                                                  --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $ 16.97      $ 17.29    $ 17.57     $ 16.58
                                                   -------      -------    -------     -------
  Net Investment Income..........................      .59         1.16       1.19        1.19
  Net Realized and Unrealized Gain/Loss..........     (.43)        (.02)      (.10)       1.08
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income........................     (.04)        (.07)      (.08)       (.23)
    Net Realized Gain............................      -0-         (.02)      (.05)       (.03)
                                                   -------      -------    -------     -------
Total from Investment Operations.................      .12         1.05        .96        2.01
Distributions Paid to Common Shareholders:
    Net Investment Income........................     (.54)       (1.13)     (1.05)       (.91)
    Net Realized Gain............................      -0-         (.24)      (.19)       (.11)
                                                   -------      -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD...............  $ 16.55      $ 16.97    $ 17.29     $ 17.57
                                                   =======      =======    =======     =======

Common Share Market Price at End of the Period...  $ 15.07      $ 16.45    $ 16.56     $ 16.40
Total Return (b).................................   -5.36%*       7.69%      8.74%      16.59%
Net Assets Applicable to Common Shares at End of
  the Period (In millions).......................  $ 160.3      $ 164.3    $ 167.5     $ 170.1
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)................    1.25%        1.23%      1.32%       1.52%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).........    6.88%        6.79%      6.97%       7.01%
Portfolio Turnover...............................      17%*         15%        18%         15%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)...........................     .86%         .85%       .91%       1.04%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).........    6.45%        6.37%      6.51%       5.65%

SENIOR SECURITIES:
Total Preferred Shares Outstanding...............    3,000        3,000      3,000       3,000
Asset Coverage Per Preferred Share (e)...........  $78,451      $79,777    $80,823     $81,704
Involuntary Liquidating Preference Per Preferred
  Share..........................................  $25,000      $25,000    $25,000     $25,000
Average Market Value Per Preferred Share.........  $25,000      $25,000    $25,000     $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                             TWO
                           MONTHS
YEAR ENDED OCTOBER 31,      ENDED                     YEAR ENDED AUGUST 31,
----------------------   OCTOBER 31,   ----------------------------------------------------
      2000      1999        1998         1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------
     $ 15.78   $ 17.93    $  17.85     $  17.08   $  16.28   $  16.13   $  15.70   $  17.45
     -------   -------    --------     --------   --------   --------   --------   --------
        1.20      1.20         .20         1.23       1.26       1.26       1.27       1.28
         .82     (1.90)        .09          .85        .90        .23        .52      (1.69)
        (.28)     (.21)       (.04)        (.24)      (.25)      (.29)      (.31)      (.23)
         -0-      (.05)        -0-         (.02)      (.02)       -0-        -0-       (.01)
     -------   -------    --------     --------   --------   --------   --------   --------
        1.74      (.96)        .25         1.82       1.89       1.20       1.48       (.65)
        (.94)     (.99)       (.17)        (.99)     (1.02)     (1.05)     (1.05)     (1.05)
         -0-      (.20)        -0-         (.06)      (.07)       -0-        -0-       (.05)
     -------   -------    --------     --------   --------   --------   --------   --------
     $ 16.58   $ 15.78    $  17.93     $  17.85   $  17.08   $  16.28   $  16.13   $  15.70
     =======   =======    ========     ========   ========   ========   ========   ========

     $ 15.00   $ 15.25    $18.4375     $ 17.875   $16.8125   $ 16.125   $  15.00   $  15.50
       4.70%   -11.34%       4.09%*      12.96%     11.45%     14.89%      3.95%     -0.90%

     $ 160.5   $ 152.8    $  172.9     $  172.0   $  164.4   $  156.7   $  155.2   $  151.1

       1.62%     1.56%       1.58%        1.59%      1.61%      1.64%      1.66%      1.62%
       7.66%     7.02%       6.75%        7.02%      7.56%      7.70%      8.24%      7.76%
         20%       24%          2%*         21%        17%        10%        16%         7%

       1.09%     1.07%       1.10%        1.10%      1.10%      1.11%      1.10%      1.10%
       5.85%     5.78%       5.40%        5.63%      6.05%      5.95%      6.22%      6.34%

       3,000     3,000       1,500        1,500      1,500      1,500      1,500      1,500
     $78,510   $75,918    $165,283     $164,687   $159,598   $154,463   $153,465   $150,717

     $25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, the Trust had $9,331,290 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2003, the Trust had an

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $2,408,008, which expires on October 31, 2011.

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $225,707,012
                                                                ============
Gross tax unrealized appreciation...........................    $ 17,649,249
Gross tax unrealized depreciation...........................      (1,333,014)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 16,316,235
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2003 was as follows:

                                                                   2003
Distributions paid from:
Ordinary income.............................................    $  136,249
Long-term capital gain......................................     2,370,406
                                                                ----------
                                                                $2,506,655
                                                                ==========

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $403

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from ..05% to .00%

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $7,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $16,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $143,486,280 and $143,430,155, respectively.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
Beginning Shares........................................     9,682,997           9,682,997
Shares Issued Through Dividend Reinvestment.............         3,264                 -0-
                                                             ---------           ---------
Ending Shares...........................................     9,686,621           9,682,997
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,984,129 and $40,770,791, respectively.

5. PREFERRED SHARES

The Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2004 was 1.000% and for the six months then ended rates ranged from 0.820% to 1.100%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VQC SAR 6/04 RN04-00760P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen California Quality Municipal Trust

By: /s/ Ronald E. Robison
    ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
    ----------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004